EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

RULE 15d-14(b) and 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Rest EZ, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dylan Carson, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2025	By:	/s/ Dylan Carson
Dylan Carson
Chief Financial Officer (Principal Financial and Accounting Officer)